As filed with the U.S. Securities and Exchange Commission on March 3, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee

6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

AEGIS Value Fund

Class I (AVALX)

ANNUAL REPORT

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.aegisfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund (or your financial intermediary) electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

You may elect to receive all future reports in paper free of charge. You can inform the Fund (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

Portfolio Manager’s Letter
Year Ended December 31, 2019
(Unaudited)

February 18, 2020

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Annual Report for the year ended December 31, 2019.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record. We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

	Annualized
Performance as of 12/31/19	Since Inception	Ten Year	Five Year	Three Year	One Year
Aegis Value Fund (AVALX)	9.55%	9.50%	9.70%	6.98%	25.66%
S&P SmallCap 600 Pure Value Index (Launched 12/16/05)*	N/A	9.95%	3.43%	0.19%	23.05%
Russell 2000 Value Index	7.91%	10.56%	6.99%	4.77%	22.39%
S&P 500 Index	7.08%	13.56%	11.70%	15.27%	31.49%

*

The inception date for the Aegis Value Fund is 5/15/98. The S&P SmallCap 600 Pure Value Index performance prior to December 16, 2005 cannot be shown since it relies on back-tested data. Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis Value Fund Class I has an annualized gross expense ratio of 1.52% and net annualized expense ratio, after fee waivers, of 1.50%. Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2020.

The table does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

Effective November 30, 2019, the primary benchmark changed from the Russell 2000 Value Index to the S&P SmallCap 600 Pure Value Index as the Advisor has determined that the S&P SmallCap 600 Pure Value Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

Aegis Value Fund	Class I
Net Assets.	$115.1 Million
NAV / Share	$18.94
Net Expense Ratio^	1.50%
Management Fee	1.20%
Distribution Fee (12b-1)	None
Redemption Fee	None
Income & capital gain distributions per share	$0.447

^	As reported in the Fund’s Prospectus dated April 30, 2019.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2019, the Fund Class I shares have posted a cumulative gain of 618.61%, compared to a cumulative gain of 418.89% in the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 371.27%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 339.11%.

For the twelve-month period ending December 31, 2019, the Fund Class I shares gained 25.66%, outperforming the S&P SmallCap 600 Pure Value Index and the Russell 2000 Value Index, which increased 23.05% and 22.39%, respectively. The Russell 2000 Index gained 25.52% while the S&P 500 increased 31.49% over the same period. Fund performance was most positively impacted by its position in commercial aircraft lessor Fly Leasing which contributed just over five percentage points to Fund returns. The Fund’s long-time investment in active and casualwear producer Delta Apparel also significantly contributed to returns in 2019 adding just over three percentage points. Gains in precious metals mining companies meaningfully boosted Fund returns adding nearly 21 percentage points with investments in Leagold Mining, Dundee Precious Metals, Continental Gold, Minera Alamos and Lion One Metals each adding three percentage points or more. Copper tailings processor Amerigo Resources was the Fund’s largest detractor from performance during 2019, negatively impacting returns by 2.3 percentage points. Energy investments overall were also a headwind with the group detracting three percentage points from returns. Forest products producer Resolute Forest Products was also a notable detractor, erasing nearly two percentage points from Fund performance during the year. Management believes that the Fund positions that have negatively impacted the Fund in 2019 generally remain undervalued and have strong potential for recovery over time.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the second half 2019 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

S&P SmallCap 600 Pure Value Index: An index that seeks to measure stocks that exhibit strong value characteristics, and weights them by score. Constituents are drawn from the S&P SmallCap 600 Index, a market capitalization weighted index that seeks to measure the small-cap segment of the U.S. equity market.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2019

(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. Class I shares of the Fund charge no sales load. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 – December 31, 2019, for the Aegis Value Fund Class I.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 7/1/19	Ending Account Value(1) 12/31/19	Expenses Paid During Period	Ending Account Value 12/31/19	Expenses Paid During Period
Aegis Value Fund Class I	$1,000.00	$1,114.40	$8.00(2)	$1,017.64	$7.64(2)

(1)

The ending account value is based on the actual total return of the Fund for the period July 1, 2019 to December 31, 2019 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2019 – 12/31/2019).

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund*
(assumes investment made on December 31, 2009)

*

Effective November 30, 2019, the primary benchmark changed from the Russell 2000 Value Index to the S&P SmallCap 600 Pure Value Index as the Advisor has determined that the S&P SmallCap 600 Pure Value Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

Aegis Value Fund

Portfolio Characteristics

December 31, 2019

(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stocks			91.0%
Communication Services		4.4%
Diversified Telecommunication Services	4.4%
Consumer Discretionary		5.2%
Hotels, Restaurants & Leisure	0.4%
Household Durables	0.7%
Specialty Retail	2.9%
Textiles, Apparel & Luxury Goods	1.2%
Energy		23.2%
Energy Equipment & Services	9.3%
Oil, Gas & Consumable Fuels	13.9%
Financials		4.1%
Banks	1.5%
Insurance	2.6%
Industrials		7.1%
Machinery	0.5%
Trading Companies & Distributors	6.6%
Materials		47.0%
Metals & Mining
Diversified Metals & Mining	6.8%
Gold, Silver & Precious Metals & Minerals	25.6%
Mining Services	3.9%
Steel	1.9%
Paper & Forest Products	8.8%
Contingent Value Right			0.2%
Energy		0.2%
Energy Equipment & Services	0.2%
Warrants			0.4%
Materials		0.4%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.4%
Short-Term Investments			5.6%
U.S. Treasury Bills		5.6%
Other Assets in Excess of Liabilities			2.8%
Total Net Assets			100.0%

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2019

	Country	Shares	Value
Common Stocks — 91.0%
Communication Services — 4.4%
Diversified Telecommunication Services — 4.4%
Alaska Communications Systems Group, Inc. (1)(3)		2,833,165	$5,014,702
Total Communication Services			5,014,702
Consumer Discretionary — 5.2%
Hotels, Restaurants & Leisure — 0.4%
Luby’s, Inc. (1)		230,910	508,002
Household Durables — 0.7%
Taylor Morrison Home Corp. (1)		35,280	771,221
Specialty Retail — 2.9%
Citi Trends Inc.		145,640	3,367,197
Textiles, Apparel & Luxury Goods — 1.2%
Delta Apparel, Inc. (1)		44,715	1,390,636
Total Consumer Discretionary			6,037,056
Energy — 23.2%
Energy Equipment & Services — 9.3%
Akita Drilling Ltd. - Class A (3)	CAD	2,626,789	2,407,207
Deep Down, Inc. (1)(3)		766,584	513,611
Source Energy Services Ltd. (1)	CAD	2,394,256	442,510
Strad, Inc. (1)(3)(4)	CAD	4,951,551	6,863,649
Wolverine Energy & Infrastructure, Inc. (1)(4)	CAD	800,000	477,456
			10,704,433
Oil, Gas & Consumable Fuels — 13.9%
Bonanza Creek Energy, Inc. (1)		84,520	1,972,697
HighPoint Resources Corp. (1)		3,492,608	5,902,508
Penn Virginia Corp. (1)		114,167	3,464,968
Sundance Energy, Inc. (1)		241,651	4,586,535
			15,926,708
Total Energy			26,631,141
Financials — 4.1%
Banks — 1.5%
Bank of Cyprus Holdings Plc (1)(4)	EUR	1,332,399	1,766,619
Insurance — 2.6%
Conifer Holdings, Inc. (1)(3)		743,041	2,972,164
Total Financials			4,738,783
Industrials — 7.1%
Machinery — 0.5%
The Greenbrier Companies, Inc.		16,225	526,177

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2019

	Country	Shares	Value
Industrials — 7.1% (Continued)
Trading Companies & Distributors — 6.6%
AerCap Holdings NV (1)(2)		20,129	$1,237,330
Fly Leasing Ltd. - ADR (1)(2)		326,662	6,402,575
			7,639,905
Total Industrials			8,166,082
Materials — 47.0%
Metals & Mining — 38.2%
Diversified Metals & Mining — 6.8%
Amerigo Resources Ltd. (1)(3)	CAD	12,925,845	5,872,896
Solitario Zinc Corp. (1)		620,433	186,191
Trevali Mining Corp. (1)	CAD	10,174,399	1,802,096
			7,861,183
Gold, Silver & Precious Metals & Minerals — 25.6%*
Alio Gold, Inc. (1)	CAD	2,831,097	2,202,001
Dundee Precious Metals Inc. (1)	CAD	996,262	4,281,038
GoldQuest Mining Corp. (1)	CAD	2,849,300	307,190
Leagold Mining Corp. (1)(7)	CAD	3,185,530	7,923,655
Lion One Metals Ltd. (1)(6)(7)	CAD	2,998,822	3,879,728
Minera Alamos Inc. (1)(7)	CAD	18,954,538	4,379,008
Mundoro Capital, Inc. (1)(6)(7)	CAD	1,851,852	228,175
Orezone Gold Corp. (1)	CAD	3,343,071	1,699,147
Roxgold, Inc. (1)	CAD	3,830,789	3,068,053
Superior Gold, Inc. (1)	CAD	3,215,639	1,461,035
			29,429,030
Mining Services — 3.9%
Geodrill Ltd. (1)(3)(4)(6)	CAD	3,956,698	4,448,638
Steel — 1.9%
Universal Stainless & Alloy Products, Inc. (1)		150,293	2,239,366
Total Metals & Mining			43,978,217
Paper & Forest Products — 8.8%
Conifex Timber, Inc. (1)	CAD	1,449,913	781,594
Interfor Corp. (1)	CAD	165,889	1,874,084
Mercer International, Inc.		345,180	4,245,714
Resolute Forest Products, Inc. (1)		769,205	3,230,661
Total Paper & Forest Products			10,132,053
Total Materials			54,110,270
Total Common Stocks (Cost $117,343,267)			104,698,034

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2019

	Country	Shares	Value
Contingent Value Right — 0.2%
Energy — 0.2%
Energy Equipment & Services — 0.2%
Aveda Transportation & Energy Services Inc. (1)(5)(6)	CAD	1,798,280	$249,271
Total Contingent Value Right (Cost $0)			249,271
Warrants — 0.4%
Materials — 0.4%
Metals & Mining — 0.4%
Gold, Silver & Precious Metals & Minerals — 0.4%
Alio Gold / Rye Patch Gold Corp., Exercise Price: $3.44, 01/31/2020 (Acquired 01/18/2018; Cost $0) (1)(5)(6)(7)	CAD	240,000	—
Leagold Mining Corp., Exercise Price: $3.70, 05/24/2020 (Acquired 03/06/2017 - 03/19/2018; Cost $0) (1)(5)(6)(7)	CAD	896,725	212,761
Lion One Metals Warrant, Exercise Price: $1.20, 05/19/2021 (Acquired 11/18/2019; Cost $0) (1)(5)(6)(7)	CAD	500,000	209,696
Mundoro Capital, Inc. Warrant, Exercise Price: $0.20, 01/08/2022 (Acquired 12/17/2019; Cost $0) (1)(5)(6)(7)	CAD	925,926	33,656
Total Warrants (Cost $0)			456,113
Short-Term Investments — 5.6%
U.S. Treasury Bills — 5.6%
United States Treasury Bill - Maturity Date: 01/30/2020; Effective Yield: 1.40% (4)		4,000,000	3,995,339
United States Treasury Bill - Maturity Date: 02/27/2020; Effective Yield: 1.45% (4)		2,500,000	2,494,163
Total U.S. Treasury Bills			6,489,502

Total Short-Term Investments (Cost $6,489,502)			6,489,502

Total Investments — 97.2% (Cost $123,832,769)			111,892,920
Other Assets in Excess of Liabilities — 2.8%			3,221,046
Net Assets — 100.0%			$115,113,966

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments

December 31, 2019

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See Note 7.
(4)	Level 2 Securities.
(5)

Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. At December 31, 2019, the value of these securities total $705,384 which represents 0.6% of total net assets.

(6)	Illiquid Security. At December 31, 2019, the value of these securities was $9,261,925, which represented 8.0% of total net assets.
(7)	144A Security.

*

Per the Fund’s Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of December 31, 2019, the Gold, Silver, and Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation on investments.

ADR — American Depositary Receipt

CAD — Canadian Dollar

EUR — Euro

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The Fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities

December 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $92,292,206)	$83,800,053
Investments in affiliated securities*, at value (cost $31,540,563)	28,092,867
Total investments in securities, at value (cost $123,832,769)	111,892,920
Cash	2,824,213
Receivable for Fund shares sold	6
Receivable for investments securities sold	1,015,070
Prepaid assets	26,740
Total Assets	115,758,949
Liabilities
Payable for Fund shares redeemed	389,653
Payable for investment securities purchased	35,155
Payable to investment advisor	117,487
Accrued trustee and chief compliance officer fees	16,003
Payable for distribution fees	199
Other payables	86,486
Total Liabilities	644,983
Net Assets	$115,113,966
Net Assets consist of:
Paid-in capital	$120,735,447
Total distributable earnings (deficit)	(5,621,481)
Net Assets	$115,113,966

Net Assets - Class I	$115,113,966
Authorized (Par value $0.001 per share)	100,000,000
Outstanding shares	6,077,951
Net asset value, redemption, and offering price per share	$18.94

*	Please refer to Note 7 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Operations

For The Year Ended December 31, 2019

Investment Income
Dividends from unaffiliated companies#	$261,861
Dividends from affiliated companies* (Note 7)	40,282
Interest income	49,764
Total investment income	351,907
Expenses
Investment advisory fees (Note 3)	1,297,493
Fund servicing fees	135,409
Transfer agent & custody fees	120,946
Director & chief compliance officer fees	52,076
Registration fees	48,835
Legal fees	40,710
Insurance fees	25,447
Audit fees	23,560
Printing and postage fees	22,363
Gross Expenses	1,766,839
Expenses waived (Note 3)	(142,999)
Net Expenses	1,623,840
Net Investment Loss	(1,271,933)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) from:
Investments in unaffiliated companies	11,180,074
Investments in foreign currency transactions	(14,717)
Net realized gain on investments and foreign currency transactions	11,165,357
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated companies	13,786,569
Investments in affiliated companies (Note 7)	685,795
Investments in foreign currency translations	196
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	14,472,560
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	25,637,917
Net Increase in Net Assets Resulting from Operations	$24,365,984

#	Net of foreign taxes withholding of $6,347
*	Net of foreign taxes withholding of $7,109

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(1,271,933)	$(754,675)
Net realized gain on investments and foreign currency transactions	11,165,357	17,042,264
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,472,560	(37,311,141)
Net increase (decrease) in net assets resulting from operations	24,365,984	(21,023,552)
Distributions
Net dividends and distributions to shareholders - Class A	—	(38,060)
Net dividends and distributions to shareholders - Class I	(2,684,288)	(5,816,716)
Net decrease in assets resulting from distributions paid	(2,684,288)	(5,854,776)
Capital Share Transactions
Subscriptions - Class A	462,052	556,811
Subscriptions - Class I	5,758,944	29,829,077
Distributions reinvested - Class A	—	33,299
Distributions reinvested - Class I	2,078,927	4,498,044
Redemptions - Class A	(444,468)	(339,567)
Redemptions - Class I	(12,787,437)	(39,995,283)
Class A conversion into Class I - Class A	(776,829)	—
Class I conversion into Class A - Class I	776,829	—
Net decrease in net assets resulting from capital share transactions	(4,931,982)	(5,417,619)
Total Increase (Decrease) in Net Assets	16,749,714	(32,295,947)

Net Assets
Beginning of Year	98,364,252	130,660,199
End of Year	$115,113,966	$98,364,252

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Information - Class A*
Subscriptions	27,243	27,900
Distributions reinvested	—	2,011
Redemptions	(25,773)	(17,202)
Conversion into Class I*	(43,593)	—
Net increase (decrease) in shares	(42,123)	12,709
Beginning shares	42,123	29,414
Ending shares	—	42,123

Share Information - Class I
Subscriptions	335,303	1,478,568
Distributions reinvested	113,355	269,022
Redemptions	(742,083)	(2,033,175)
Conversion from Class A*	43,253	—
Net decrease in shares	(250,172)	(285,585)
Beginning shares	6,328,123	6,613,708
Ending shares	6,077,951	6,328,123

*	Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each year:

	Years Ended December 31,
	2019	2018		2017		2016		2015
Per Share Data
Net asset value, beginning of year	$15.44	$19.67		$16.76		$9.96		$13.12
Income from investment operations:
Net investment loss(1)	(0.20)	(0.11)		(0.22)		(0.15)		(0.05)
Net realized and unrealized gain (loss) on investments	4.15	(3.17)		3.13		7.19		(3.11)
Total from investment operations	3.95	(3.28)		2.91		7.04		(3.16)
Less distributions to shareholders from:
Net investment income	(0.05)	—		—		(0.24)		— (2)
Net realized capital gains	(0.40)	(0.95)		—		—		—
Total distributions	(0.45)	(0.95)		—		(0.24)		—
Net asset value, end of year	$18.94	$15.44		$19.67		$16.76		$9.96
Total investment return	25.66%	(17.02	)%(3)	17.36	%(3)	70.81	%(3)	(24.00)%
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement	1.50%	1.50%		1.50%		1.50%		1.50%
Expenses before reimbursement	1.63%	1.52%		1.53%		1.50%		1.53%
Net investment loss	(1.18)%	(0.57	)%(4)	(1.31)%		(1.10)%		(0.42)%
Portfolio turnover	30%	62%		15%		37%		30%
Net assets at end of year (000’s)	$115,114	$97,720		$130,086		$138,840		$103,529

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)	Less than 0.01 per share.
(3)

Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	Resolute Forest Products, Inc. paid a special dividend on December 6, 2018 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% .

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2019

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. Prior to December 13, 2019, the shares of the Aegis Funds were issued in multiple series, with each series, in effect, representing a separate fund. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class I shares. The Fund’s Class A shares commenced operations February 26, 2014 and were converted into Class I shares at the close of business on December 13, 2019. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A were previously subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,014,702	$—	$—	$5,014,702
Consumer Discretionary	6,037,056	—	—	6,037,056
Energy	19,290,036	7,341,105	—	26,631,141
Financials	2,972,164	1,766,619	—	4,738,783
Industrials	8,166,082	—	—	8,166,082
Materials	49,661,632	4,448,638	—	54,110,270
Contingent Value Right
Energy	—	—	249,271	249,271
Warrants
Materials	—	—	456,113	456,113
Short-Term Investments
U.S. Treasury Bills	—	6,489,502	—	6,489,502
Total	$91,141,672	$20,045,864	$705,384	$111,892,920

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of December 31, 2019:

Investments	Fair Value as of 12/31/2019	Valuation Technique	Unobservable Inputs	Weighted Average	Range
Alio Gold / Rye Patch Gold Corp., Exercise Price: $3.44, 01/31/2020	$—	Black Scholes Option Pricing Model	Pricing Model	N/A	—
Aveda Transportation & Energy Services Inc.*	$249,271	Fair Valuation by Advisor	Merger Agreement and Stale Last Trade Price	N/A	$0.1386
Leagold Mining Corp. Warrant, Exercise Price: C$3.70, 05/24/2020	$212,761	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.2373
Lion One Metals Warrant, Exercise Price: $1.20, 05/19/2021	$209,696	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.4194
Mundoro Capital, Inc. Warrant, Exercise Price: $0.20, 01/08/2022	$33,656	Black Scholes Option Pricing Model	Pricing Model	N/A	$0.0363

*

Aveda Transportation & Energy Services Inc. is a contingent value right and is valued at 40% of full payout, which contemplates a 50% payout less auditing costs. The stock position is not held by the Fund.

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund’s Level 3 securities for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2019:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities
Beginning balance as of December 31, 2018	$586,541
Sales	(25,952)
Realized gain	25,952
Unrealized gain included in earnings	118,843
Ending balance as of December 31, 2019	$705,384
Change in unrealized appreciation (depreciation) on Level 3 securities still held in the Fund:	$476,773

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies – (continued)

and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2019 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the year ended December 31, 2019, the Fund incurred $1,297,493 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2020, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceeds 1.50% for the Class I, of the Fund’s average daily net assets. During the year ended December 31, 2019, the Advisor waived fees in the amount of $142,999.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in

Notes to Financial Statements

December 31, 2019

3. Advisory Fees and Other Transactions with Affiliates – (continued)

acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.50% for Class I and the repayment is made within three years from the month in which the Advisor incurred the expense. As of December 31, 2019, there was $234,958 waiver of fees available to be recovered no later than December 31, 2022, of which, $57,899, $34,060, and $142,999 are recoverable no later than December 31, 2020, 2021 and 2022, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $40,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares did not incur any expenses pursuant to the 12b-1 Plan for the year ended December 31, 2019. On November 14, 2019, The Board approved the termination of the 12b-1 Plan. Effective at the close of business on December 13, 2019, Class A shares were converted into Class I shares and Class A shares were terminated.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended December 31, 2019.

Purchases	Sales
$ 31,206,798	$ 45,813,010

Notes to Financial Statements

December 31, 2019

6. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$124,159,831
Unrealized appreciation of Investments	21,679,114
Unrealized depreciation of Investments	(33,946,025)
Net unrealized depreciation	(12,266,911)

Undistributed ordinary income	895,531
Undistributed long term gain	5,749,901
Distributable earnings	6,645,432
Other accumulated gain (loss)	(2)
Total accumulated loss	$(5,621,481)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

As of December 31, 2019, the Fund does not have any capital loss carryforwards. The Fund did not utilize any short-term capital loss carryovers or long-term capital loss carryovers during the year ended December 31, 2019.

At December 31, 2019, the Fund did not defer, on a tax basis, any qualified late year losses.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2019. The reclassifications were primarily a result of equalization and prior year tax return true-up amounts.

Distributable earnings (deficit)	$(494,542)
Paid-in capital	$494,542

Notes to Financial Statements

December 31, 2019

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The tax components of dividends paid during the year ended December 31, 2019 and the year ended December 31, 2018 were as follows:

Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$ 282,727	$ 2,401,561	$ 2,684,288	$ —	$ 5,854,776	$ 5,854,776

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2016 through December 31, 2019. As of and during the year ended December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies

Notes to Financial Statements

December 31, 2019

7. Investments in Affiliated Companies – (continued)

held in the Fund as of December 31, 2019 amounted to $28,092,867, representing 24% of net assets. A summary of affiliated transactions for the year ended December 31, 2019 is as follows:

	Share Balance December 31, 2018	Additions	Deductions	Share Balance December 31, 2019
Akita Drilling Ltd. - Class A (1)	114,509	2,512,280	—	2,626,789
Alaska Communications Systems Group, Inc. (1)	2,632,961	200,204	—	2,833,165
Amerigo Resources Ltd.	10,956,374	1,969,471	—	12,925,845
Conifer Holdings, Inc.	743,041	—	—	743,041
Deep Down, Inc.	766,584	—	—	766,584
Geodrill Ltd.	3,841,782	114,916	—	3,956,698
Strad, Inc. (2)	4,828,217	123,334	—	4,951,551

	Value December 31, 2018	Acquisitions	Dispositions
Akita Drilling Ltd. - Class A (1)	$341,380	$3,045,215	$—
Alaska Communications Systems Group, Inc. (1)	3,791,464	346,371	—
Amerigo Resources Ltd.	7,142,670	788,182	—
Conifer Holdings, Inc.	2,600,644	—	—
Deep Down, Inc.	647,763	—	—
Geodrill Ltd.	3,995,994	123,398	—
Strad, Inc. (2)	4,456,163	127,828	—
Total	$22,976,078	$4,430,994	$—

Notes to Financial Statements

December 31, 2019

7. Investments in Affiliated Companies* – (continued)

	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value December 31, 2019	Dividend Income
Akita Drilling Ltd. - Class A (1)	$—	$(979,388)	$2,407,207	$40,282
Alaska Communications Systems Group, Inc. (1)	—	876,867	5,014,702	—
Amerigo Resources Ltd.	—	(2,057,956)	5,872,896	—
Conifer Holdings, Inc.	—	371,520	2,972,164	—
Deep Down, Inc.	—	(134,152)	513,611	—
Geodrill Ltd.	—	329,246	4,448,638	—
Strad, Inc. (2)	—	2,279,658	6,863,649	—
Total	$—	$685,795	$28,092,867	$40,282

*

As a result of the Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

(1)	This security was not affiliated as of December 31, 2018.
(2)	Strad Energy Services Ltd. changed its name to Strad, Inc. effective June 5, 2019.

8. Subsequent Events

In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2019 through the date the financial statements were issued. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to approval of the Board of Trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Aegis Funds
and the Shareholders of Aegis Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, a series of shares of beneficial interest in The Aegis Funds (the “Fund”), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of The Aegis Funds since 2004.

Philadelphia, Pennsylvania
February 28, 2020

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012; Vice President of ebusiness, Blue Shield of California (2008 – 2012).	1	Director of Aegis Value Fund, Inc. (1997 – 2014).
Andrew R. Bacas** Born: 1958 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since August 2016	President, Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	Director of The Bacas Family Foundation (2003 – 2015).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jordan F. Nasir Born: 1969 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since February 2018	Fund Manager of Mizuho Gulf Capital Partners (a private equity firm) since September 2017; Managing Partner of Catalyst Partners Ltd (a private equity firm) (2015 – 2017); Partner of The Carlyle Group (a private equity firm) (2007–2015).	1

Board Member, Mizuho Gulf Capital Partners, Ltd., (2017 – present); Board Member, Gulf Japan Food Fund (2017 – present); Board Member, Carlyle MENA Investment Advisors, Ltd. (2008 – 2015); Board Member, General Lighting Company, Ltd. (2010 – 2014); Board Member, Alamar Foods, Ltd. (2011 – 2016); Board Member, Nabil Foods, Ltd. (2013 – 2016); Board Member, Penti A.S. (2013 – 2015); Board Member, Davex Lighting SDN BHD (2012 – 2014)

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee***
Scott L. Barbee Born: 1971 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009; President of Aegis Value Fund, Inc. (2009 – 2014); Treasurer, Secretary and Managing Director of Aegis Financial Corporation (1997 – 2008); Treasurer of Aegis Value Fund, Inc. (1997 – 2009); Secretary of Aegis Value Fund, Inc. (2006 – 2008).	1

Director of Aegis Value Fund, Inc. (1997 – 2014); Director of Donald Smith & Co. (SEC – registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.

David A. Giannini Born: 1953 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2006	Vice President of Scarsdale Equities, LLC (institutional equity sales and research team) since 2006.	1	Director of Select Sands Corporation (industrial silica product company) since November 2016; Director of Aegis Value Fund, Inc. (2006 – 2014).

Trustees and Officers

(Unaudited)

Name, Year of Birth, and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officer of the Fund who is not also a Trustee
Justin P. Harrison Born: 1973 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer Treasurer and Secretary	Since November 2018

Chief Operating Officer and Chief Compliance Officer of Aegis Financial Corporation since 2018; Interim Chief Financial Officer of SquirrelWerkz (a cyber-economic threat intelligence products and services company) (2018); Senior Analyst, Sheffield Asset Management, LLC (an investment management firm) (2017 – 2018); Partner & Senior Analyst, Ramsey Asset Management, LLC (an employee-owned hedge fund sponsor) (2007 – 2016).

				N/A	N/A

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**	Mr. Bacas’ son was a summer intern with the Advisor from May 17, 2016 to August 12, 2016.
***

Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor. Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s business relationship with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, by calling the Fund’s toll-free phone number, (800) 528-3780.

Other Information

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	26.62%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019 was as follows:

Aegis Value Fund	18.96%

Other Information

(Unaudited)

Foreign Shareholders

The percentage of income that is designated as qualified interest income which may be exempt from U.S tax withholding when paid to non-U.S. Shareholders was as follows:

Aegis Value Fund	1.65%

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information including address and date of birth

● Asset and income

● Account balances and account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons. The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Aegis Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-528-3780 or go to www.aegisfunds.com

Aegis Mutual Funds Privacy Notice

(This information is not part of the Report)

Who we are
Who is providing this Notice?	The Aegis Funds
What we do
How does The Aegis Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Aegis Funds collect your personal information?

We collect your personal information, for example, when you

● open an account or perform transactions

● make a transfer or tell us where to send money

● tell us about your personal financial information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

(This page is intentionally left blank.)

The Aegis Funds

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisfunds.com

Board of Trustees

Scott L. Barbee
David A. Giannini
Eskander Matta
Jordan F. Nasir
Andrew Bacas

Officers

Scott L. Barbee, President
Justin P. Harrison, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor

Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, Virginia 22101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Counsel

Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated herein by reference to its Form N-CSR filed on March 4, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,500	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed March 4, 2016.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Scott L. Barbee
Scott L. Barbee, President

Date	March 3, 2020

By (Signature and Title)	/s/ Justin P. Harrison
Justin P. Harrison, Treasurer

Date	March 3, 2020